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                                   LAW OFFICES
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                           Philadelphia, PA 19107-3496
                            Telephone: (215) 988-2700
                               Fax: (215) 988-2757

                                                                      Exhibit 10

                                                 October 31, 1997


The Glenmede Fund, Inc.
One South Street
Baltimore, MD 21202


         Re: Shares Registered by Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File Nos. 33-22884 and 811-5577)
               --------------------------------------------------------

Ladies and Gentlemen:

     We have acted as counsel to The Glenmede Fund, Inc. (the "Company") in connection with the preparation and filing with the Securities and Exchange Commission of Post-Effective Amendment No. 24 (the "Amendment") to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, registering Institutional Shares ("Shares") representing interests in the Small Capitalization Equity Portfolio. The Amendment seeks to register an indefinite number of Shares.

         We have reviewed the Company's Certificate of Incorporation, By-Laws, resolutions of its Board of Directors and such other legal and factual matters as we have deemed appropriate.

         We assume that, prior to the effectiveness of the Amendment under the Securities Act of 1933, the Company will have filed with the Maryland Department of Assessments and Taxation all necessary documents (the "Documents") to authorize, classify and establish the Shares.

         This opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

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The Glenmede Fund, Inc.
October 31, 1997
Page 2


         Based upon the foregoing, it is our opinion that the Shares, when issued for payment as described in the Company's Prospectus and in accordance with the Company's Articles of Incorporation and the Documents for not less than $.001 per share, will be legally issued, fully paid and non-assessable by the Company.

         We hereby consent to the filing of this opinion as an exhibit to the Amendment to the Company's Registration Statement.


                                            Very truly yours,

                                            /s/ Drinker Biddle & Reath LLP
                                            -------------------------------
                                            DRINKER BIDDLE & REATH LLP